UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2015

STRATEX OIL & GAS HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Colorado	333-164856	94-3364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 South Main Street, Suite 900
Salt Lake City, UT 84111
      (Address of principal executive offices)

(801) 519-8500
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangement of Executive Officer

On January 15, 2015, and effective as of January 1, 2015, Stratex Oil & Gas Holdings, Inc. (“Stratex”) entered into Amended Employment Agreements with all of its Executive Officers. The Executive Officers who have consented to the Amended Employment Agreement are as follows:

Alan D.Gaines, Executive Chairman of the Board;

Stephen P. Funk, Chief Executive Officer:

Matthew S. Cohen, Executive Vice President and General Counsel;

Michael J. Thurz, Chief Administrative Officer; and

Michael A. Cederstrom, Vice President,

The amendment to each of the Employment Agreements of the named officers, above, is effective as of January 1, 2015. The purpose of the Amended Employment Agreements is to assist Stratex cash flow during this period of reduced oil & gas commodity pricing.

The Amendments to the Employment Agreements removed the provision stating the amount of salary to be paid and replaced the amount with the following statement:

“…salary at the rate to be determined by the Board of Directors. Executive’s base salary may be reviewed and further adjusted from time to time by the Board in its discretion”.

In addition, each Employment Agreement amended the definition of a default under the terms of the Employment Agreement to affirmatively state that Resignation for Good Reason was amended to read:

“iii) failure by the Company to pay and provide to Executive the compensation and benefits provided for in this Amended Employment Agreement to which Executive is entitled.”

All other terms of the Employment Agreement remain unchanged.

Copies of the Amended Employment Agreements are attached as the following Exhibits and incorporated herein by this reference:

Name	Exhibit

Alan D.Gaines, Executive Chairman of the Board;	10.1

Stephen P. Funk, Chief Executive Officer:	10.2

Matthew S. Cohen, Executive Vice President and General Counsel;	10.3

Michael J. Thurz, Chief Administrative Officer; and	10.4

Michael A. Cederstrom, Vice President	10.5

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX OIL & GAS HOLDINGS, INC

By	/s/ Stephen P. Funk
Stephen P. Funk
Chief Executive Officer

Date	January 22, 2015

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EXHIBIT INDEX

Exhibit No.	10.1
Amendment to Executive Employment Agreement, effective as of January 1, 2015, between Stratex Oil & Gas Company and Alan Gaines.

Exhibit No.	10.2
Amendment to Executive Employment Agreement, effective as of January 1, 2015, between Stratex Oil & Gas Company and Stephan P. Funk.

Exhibit No.	10.3
Amendment to Executive Employment Agreement, effective as of January 1, 2015, between Stratex Oil & Gas Company and Matthew S. Cohen.

Exhibit No.	10.4
Amendment to Executive Employment Agreement, effective as of January 1, 2015, between Stratex Oil & Gas Company and Michael J. Thurz.

Exhibit No.	10.5
Amendment to Executive Employment Agreement, effective as of January 1, 2015, between Stratex Oil & Gas Company and Michael A. Cederstrom.

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